[LETTERHEAD OF ALLEN PARISH BANCORP, INC.]

                                             March 30, 1998

Dear Fellow Stockholder:

     On behalf of the Board of Directors and management of First Allen Parish Bancorp, Inc. (the "Company"), I cordially invite you to attend the Annual Meeting of Stockholders. The meeting will be held at 2:00 p.m., Oakdale, Louisiana time on April 30, 1998 at the Company's main office located at 222 South 10th Street, Oakdale, Louisiana 71463.

     The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted. During the Annual
Meeting we will also report on the 1997 financial performance and operations of the Company.

     An important aspect of the Annual Meeting process is the stockholder vote on corporate business items. I urge you to exercise your rights as a stockholder to vote and participate in this process. Stockholders are being asked to consider and vote upon the proposals to ratify the adoption of the 1998 Stock Option and Incentive Plan and the Recognition and Retention Plan. Stockholders are also being asked to consider and vote upon the proposals to elect two directors of the Company and to ratify the appointment of independent auditors of the Company for the fiscal year ending December 31, 1998. The Board has carefully considered each of these proposals and believes that their approval is in the best interests of the Company and its stockholders. Accordingly, your Board of Directors unanimously recommends that you vote for each of the proposals.

     I encourage you to attend the Annual Meeting in person. Whether or not you attend the Annual Meeting, I hope that you will read the enclosed Proxy Statement and then complete, sign and date the enclosed proxy card and return it in the postage prepaid envelope provided. Returning a properly executed and dated proxy card will save the Company additional expense in soliciting proxies and will ensure that your shares are represented. Please note that you may vote in person at the Annual Meeting even if you have previously returned the proxy.

     Thank you for your attention to this important matter.

                         Sincerely,


                         /s/ Charles L. Galligan
                         -----------------------------------
                         Charles L. Galligan
                         President and Chief Executive Officer

                FIRST ALLEN PARISH BANCORP, INC.
                      222 South 10th Street
                    Oakdale, Louisiana  71463
                         (318) 335-2031

            NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                  To be Held on April 30, 1998


     Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of First Allen Parish Bancorp, Inc.
will be held at the Company's main office, located at 222 South
10th Street, Oakdale, Louisiana at 2:00 p.m., Oakdale, Louisiana time, on April 30, 1998.

     A Proxy Card and a Proxy Statement for the Meeting are enclosed.

     The Meeting is for the purpose of considering and acting upon:

     1. The election of two directors of the Company for three year terms;
     2. The ratification of the adoption of the 1998 Stock Option and Incentive Plan;
     3. The ratification of the adoption of the Recognition and Retention Plan;
     4. The ratification of the appointment of Kolder, Champagne, Slaven & Rainey, LLC as the auditors of the Company for the fiscal year ending December 31, 1998;

and such other matters as may properly come before the Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Meeting.

     Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned. Stockholders of record at the close of business on March 23, 1998 are the stockholders entitled to vote at the Meeting and any adjournments thereof.

     You are requested to complete and sign the enclosed form of proxy, which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Meeting in person.

               BY ORDER OF THE BOARD OF DIRECTORS


               /s/ Leslie A. Smith
               ---------------------------------
               Leslie A. Smith
               Secretary

Oakdale, Louisiana
March 30, 1998



IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

                         PROXY STATEMENT


                FIRST ALLEN PARISH BANCORP, INC.
                      222 South 10th Street
                    Oakdale, Louisiana  71463
                         (318) 335-2031


                 ANNUAL MEETING OF STOCKHOLDERS
                    To Be Held April 30, 1998

     This Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of First Allen Parish Bancorp, Inc. (the "Company"), the holding company of First Federal Savings and Loan Association of Allen Parish (the "Association"), of proxies to be used at the Annual Meeting of Stockholders of the Company (the "Meeting") which will be held at the Company's main office, located at 222 South 10th Street, Oakdale, Louisiana on April 30, 1998, at 2:00 p.m., Oakdale, Louisiana time, and all adjournments of the Meeting. The accompanying Notice of Annual Meeting and this Proxy Statement are first being mailed to stockholders on or about March 30, 1998.

     At the Meeting, stockholders of the Company are being asked to consider and vote upon the proposals to elect two directors of the Company, to ratify the adoption of the 1998 Stock Option and Incentive Plan ("Stock Option Plan") and the Recognition and Retention Plan ("RRP"), and to ratify the appointment of Kolder, Champagne, Slaven & Rainey, LLC as independent auditors of the Company for the fiscal year ending December 31, 1998.

Vote Required and Proxy Information

     All shares of the Company's Common Stock, par value $.01 per share (the "Common Stock"), represented at the Meeting by properly executed proxies received prior to or at the Meeting, and not revoked, will be voted at the Meeting in accordance with the instructions thereon. If no instructions are indicated, properly executed proxies will be voted for the proposals set forth in this Proxy Statement. The Company does not know of any matters, other than as described in the Notice of Annual Meeting, that are to come before the Meeting. If any other matters are properly presented at the Meeting for action, the persons named in the enclosed form of proxy and acting thereunder will have the discretion to vote on such matters in accordance with their best judgment.

     As to the election of Directors, the proxy card being provided by the Board of Directors enables a stockholder to vote FOR the election of the nominees proposed by the Board, or to WITHHOLD AUTHORITY to vote for one or more of the nominees being proposed. Under Delaware law and the Company's Certificate of Incorporation and Bylaws, directors are elected by a plurality of votes cast, without regard to either broker non-votes, or proxies as to which authority to vote for one or more of the nominees being proposed is withheld.

     As to the proposals to adopt the Stock Option Plan and the RRP, the proxy card being provided by the Board of Directors enables a stockholder to check the appropriate box on the proxy card to (i) vote FOR, (ii) vote AGAINST, or (iii) vote to ABSTAIN from voting on, such matter. An affirmative vote of the holders of a majority of the votes cast, in person or by proxy, and entitled to vote is required to constitute stockholder approval, without regard to broker non-votes, or proxies marked ABSTAIN.

     As to the ratification of Kolder, Champagne, Slaven & Rainey, LLC as independent auditors of the Company, by checking the appropriate box, a stockholder may: (i) vote FOR the item;
(ii) vote AGAINST the item; or (iii) ABSTAIN from voting on such item. Under the Company's Certificate of Incorporation and Bylaws, the ratification of this matter shall be determined by a majority of the votes cast, without regard to broker non-votes, or proxies marked ABSTAIN.

     Any other matters that may be brought before the Annual Meeting will be determined by majority of the votes cast, without regard to broker non-votes, or any proxies as to which a stockholder abstains. One-third of the shares of the Common Stock, present in person or represented by proxy, shall constitute a quorum for purposes of the Meeting. Abstentions and broker non-votes are counted for purposes of determining a quorum.

     A proxy given pursuant to the solicitation may be revoked at any time before it is voted. Proxies may be revoked by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than the proxy, (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting, or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to Leslie A. Smith, Secretary, First Allen Parish Bancorp, Inc., 222 South 10th Street, Oakdale, Louisiana 71463.

Voting Securities and Certain Holders Thereof

     Stockholders of record as of the close of business on March 23, 1998 will be entitled to one vote for each share of Common Stock then held. As of that date, the Company had 264,506 shares of Common Stock issued and outstanding. The following table sets forth information as of March 23, 1998 regarding share ownership of those persons or entities known by management to own beneficially more than five percent of the Common Stock and of all directors and executive officers of the Company and the Association as a group.


                                      Shares
Name and Address                    Beneficially      Percent
of Beneficial Owner                    Owned           of Class
--------------------------------------------------------

First Allen Parish Bancorp, Inc.
 Employee Stock Ownership Plan(1)
222 South 10th Street
Oakdale, Louisiana  71463             21,160         8.00%

Jonathan Brooks
950 Third Avenue, 20th Floor
New York, New York  10022             25,600         9.68%

Directors and executive officers of
 the Company and the Association
 as a group (7 persons)               53,664(2)     20.29%

(1) The amount reported represents all shares held by the Employee Stock Ownership Plan ("ESOP"), of which 2,645 shares have been allocated to accounts of participants. First Bankers Trust Company, N.A. of Quincy, Illinois, the trustee of the ESOP, may be deemed to beneficially own the shares held by the ESOP which have not been allocated to accounts of participants. Participants in the ESOP are entitled to instruct the trustee as to the voting of shares allocated to their accounts under the ESOP. Unallocated shares held in the ESOP's suspense account are voted by the trustee in the same proportion as allocated shares voted by participants.
(2) Amount includes shares held directly, as well as shares held jointly with family members, shares held in retirement accounts, shares held in a fiduciary capacity or by certain family members, with respect to which shares the group members may be deemed to have sole or shared voting and/or investment power. The amount above excludes options to purchase shares of Common Stock conditionally granted under the Company's Stock Option Plan and awards of shares of restricted Common Stock under the Company's RRP to directors and executive officers of the Company. The adoption of the Stock Option Plan and RRP is subject to approval of the stockholders at the Meeting. See "Proposal II - Ratification of the 1998 Stock Option and Incentive Plan" and "Proposal III - Ratification of the Recognition and Retention Plan."


               PROPOSAL I - ELECTION OF DIRECTORS

     The Company's Board of Directors is presently composed of six members, each of whom is also a director of the Association. The Directors are divided into three classes. Directors of the Company are generally elected to serve for a three-year term which is staggered to provide for the election of approximately one-third of the directors each year.

     The following table sets forth certain information regarding the Company's Board of Directors, including their terms of office and nominees for election as directors. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to the nominee) will be voted at the Meeting for the election of the nominees identified in the following table. If any nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why the nominee might be unable to serve, if elected. Except as described herein, there are no arrangements or understandings between any director or nominee and any other person pursuant to which such director or nominee was selected.


                                                                                   Shares of
                                                                                  Common Stock
                        Age at                                                    Beneficially
                     December 31,   Positions Held       Director  Current Term   Owned at March    Percent
Name                     1997       with the Bank        Since(1)   To Expire     23, 1998(2)     Of Class
-----------------------------------------------------------------------------------------------------------
                                       BOARD NOMINEES FOR TERMS TO EXPIRE IN 2001

Jesse Boyd, Jr.          73         Director               1962       1998          10,000           3.78%
James E. Riley           73         Director               1962       1998           5,000           1.89%

                                             DIRECTORS CONTINUING IN OFFICE
Charles L. Galligan      57         President and Chief    1991       2000          10,845           4.10%
                                    Executive Officer,
                                    and Director
J.C. Smith               67         Director               1995       2000          10,000           3.78%
Dr. James D. Sandefur    56         Chairman of the Board  1989       1999          10,463           3.96%
Leslie A. Smith          65         Corporate Secretary    1993       1999           5,000           1.89%
                                    and Director
        -------------------------------

(1)  Includes service as a director of the Association.
(2) Includes shares held directly, as well as shares held jointly with family members, shares held in retirement accounts, shares held by certain members of the named individuals' families, or held by trusts of which the named individual is a trustee or substantial beneficiary, with respect to which shares the named individuals may be deemed to have sole or shared voting and/or investment power. Also includes shares allocated to the individual account of Mr. Charles Galligan under the Association's Employee Stock Ownership Plan. The amount above excludes options to purchase shares of Common Stock conditionally granted under the Company's Stock Option Plan and awards of shares of restricted Common Stock under the Company's RRP.

     The business experience of each director and director nominee is set forth below. All directors have held their present positions for at least the past five years, except as otherwise indicated.

     Jesse Boyd, Jr.  Mr. Boyd is the owner and president of Boyd
Buick-Cadillac-Chevrolet-Pontiac-Olds-GMC, Inc., a car dealership, and Boyd Oil Company, a bulk oil distributorship, located in Oakdale and Glenmora, Louisiana, respectively.

     James E. Riley. Mr. Riley owned and operated a pharmacy in Oberlin, Louisiana until his retirement in 1990.

     Charles L. Galligan.  Mr. Galligan has served as the
President and Chief Executive Officer since joining the Association in 1991. In these capacities, he is responsible for overseeing the day to day operations of the Association.

     J. C. Smith. Mr. Smith's principal business is farming. He is also involved in J.C. Smith & Sons, Partnership, a farming operation, and J. C. Smith & Sons Auto and Home Service Center, a retail hardware store, both located in Oberlin, Louisiana.

     Dr. James D. Sandefur. Dr. Sandefur has served as Chairman of the Board since January 1996. Dr. Sandefur was a practicing optometrist, and was the owner of the Vision Clinic located in Oakdale, Louisiana, from March 1968 until June 1996. Dr. Sandefur is presently semi-retired and works as a consultant for the Vision Clinic, Oakdale, Louisiana.

     Leslie A. Smith.  Mr. Smith was the principal of the Oakdale
Elementary School until his retirement in 1997.

Executive Officers Who Are Not Directors

     Executive officers of the Company and the Association are elected annually by the Board of Directors of the Company and the Association, respectively. The business experience of the executive officer of the Company and the Association who is not also a director is set forth below.

     Betty Jean Parker. Mrs. Parker, age 53, is the Treasurer and Chief Financial Officer of the Company. Until June 1996, Mrs. Parker was also Corporate Secretary of the Association. Mrs. Parker is responsible for the supervision of the accounting department and reporting to the regulatory authorities. Mrs. Parker is the beneficial owner of 2,356 shares, or .90% of the shares outstanding.

Ownership Reports by Officers and Directors

     The Common Stock of the Company is registered pursuant to
Section 12(g) of the 1934 Act. The officers and directors of the Company and beneficial owners of greater than 10% of the Company's Common Stock ("10% beneficial owners") are required to file reports on Forms 3, 4, or 5 with the SEC disclosing changes in beneficial ownership of the Common Stock. SEC rules require disclosure in the Company's Proxy Statement and Annual Report on Form 10-K of the failure of an officer, director or 10% beneficial owner of the Company's Common Stock to file a Form 3, 4, or 5 on a timely basis. Based on the Company's review of such ownership reports, no officer, director or 10% beneficial owner of the Company failed to file ownership reports on a timely basis for the fiscal year ended December 31, 1997.

Meetings of the Board of Directors and Committees

     The Board of Directors met 6 times during the year ended December 31, 1997. During fiscal 1997, no director of the Company attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which he served.

     The Company formed standing Audit, Nominating and
Compensation Committees in connection with its organization in June 1996.

     The Audit Committee reviews audit reports and related matters to ensure effective compliance with regulations and internal policies and procedures. This committee also acts on the recommendation by management of an accounting firm to perform the Company's annual audit and acts as a liaison between the auditors and the Board. The current members of this committee are

Directors Sandefur, Riley and Leslie A. Smith.  The Company's
Audit Committee met one time in fiscal 1997.

     The Nominating Committee meets annually in order to nominate candidates for membership on the Board of Directors. This committee is comprised of the Board members who are not up for election. The Nominating Committee met one time during fiscal
1997.

     The Compensation Committee establishes the Company's compensation policies and reviews compensation matters. The current members of this Committee are Directors Sandefur, Riley and Boyd. The Compensation Committee did not meet in fiscal 1997.

Director Compensation

     The Company pays directors a fee of $3,000 per annum, payable quarterly. Additionally, during fiscal 1997, all outside directors of the Association received a fee of $650 per month for serving on the Board of Directors. Directors do not receive any additional fees for attending special board meetings or for participation on committees.

     Stock Benefit Plans.   Subject to stockholder approval of
the stock benefit plans at this Meeting, each member of the Board of Directors will be granted awards pursuant to the Stock Option Plan and the RRP. For additional information regarding the stock benefit plans, see Proposals II and III hereinafter discussed.

     Director Deferred Fee Agreement.   In December 1993, the
Association developed and offered a deferred compensation plan to the members of the board. Director Sandefur was the only director who elected to enter into an unfunded deferred compensation agreement pursuant to this program. Under the agreement, Dr. Sandefur has elected to defer 100% of his director fees until he reaches age 59-1/2. Upon reaching that age, Dr. Sandefur receives the total amount of deferred fees, plus interest, in a lump sum payment. In the event of Dr. Sandefur's disability or death, the total amount of deferred fees plus interest would be paid to Dr. Sandefur or his beneficiaries in a lump sum payment. In the event the Association is acquired by another company, the agreement automatically terminates, and the deferred fees plus interest are payable in a lump sum.

Executive Compensation

     The Company has not paid any compensation to its executive officers since its formation. However, the Company does reimburse the Association for services performed on behalf of the Company by its officers. The Company does not presently anticipate paying any compensation to such persons until it becomes actively involved in the operation or acquisition of businesses other than the Association.

     The following table sets forth the compensation paid or accrued by the Association for services rendered by Charles L. Galligan, the President and Chief Executive Officer of the Association. No other executive officer earned in excess of
$100,000 during fiscal year 1997.

SUMMARY COMPENSATION TABLE


                                                                 Long-Term Compensation
                                                                 ----------------------

                                         Annual Compensation            Awards
                                     -------------------------   ----------------------


                                                                  Other        Restricted
                                                                  Annual          Stock       Options/
   Name and                Fiscal                               Compensation     Awards         SARs      All Other
Principal Position(1)       Year     Salary($)        Bonus($)     ($)(1)        ($)             (#)     Compensation($)(4)
---------------------------------------------------------------------------------------------------------------------------


Charles L. Galligan,        1997     $54,000         $10,000      $---          ---(2)      ---(3)       $16,500
President and Chief         1996     $54,000         $10,000      $---          ---(2)      ---(3)       $10,942
Executive Officer           1995     $54,000         $10,000      $---          ---(2)      ---(3)       $ 7,788
        ____________________

(1) Mr. Galligan did not receive any additional benefits or perquisites which, in the aggregate, exceeded 10% of his salary and bonus or $50,000.

(2) No awards of restricted stock were made during the fiscal year presented. See Proposal III herein for a description of restricted stock awards made subject to stockholder approval of the RRP.

(3) No options or Stock Appreciation Rights ("SARs") were awarded during the fiscal years presented. See Proposal II herein for options awarded subject to stockholder approval of the Stock Option Plan.

(4) In 1997 includes $3,000 of Company board fees, and $13,500 contributed under the Association's Employee Stock Ownership Plan. Includes $500 of Company board fees, $2,342 contributed under the Association's Employee Stock Ownership Plan and $8,100 contributed under the Association's Profit Sharing Plan in 1996 and $7,788 contributed under the Association's Profit Sharing Plan in 1995.

Employment Agreements

     The Association entered into an employment agreement effective upon consummation of the Association's conversion to a stock institution, with Charles L. Galligan, the Association's President and Chief Executive Officer, providing for a term of three years. The contract provides for payment to the employee for the remaining term of the contract unless the employee is terminated "for cause."

     The employment agreement for Mr. Galligan provides for an annual base salary as determined by the Board of Directors, but not less than the employee's current salary. Mr. Galligan's base salary (exclusive of director fees and bonuses) was $54,000 in fiscal 1997. So long as the contract remains in force, salary increases will be reviewed not less often than annually thereafter, and are subject to the sole discretion of the Board of Directors. The employment contract provides for annual extensions for one additional year, but only upon express authorization by the Board of Directors at the end of each year. The contract provides for termination upon the employee's death, for cause or in certain events specified by OTS regulations. The employment contract is terminable by the employee upon 90 days' notice to the Association.

     In the event there is a change in control of the Company or the Association, as defined in the agreement, if employment terminates involuntarily in connection with such change in control or within 12 months thereafter, the employment contract provides for a payment equal to 299% of

Mr. Galligan's base amount of compensation as defined in the Code. Assuming a change in control were to take place as of December 31, 1997, the aggregate amounts payable to Mr. Galligan pursuant to this change in control provision would be approximately $162,000.

     The contract provides, among other things, for participation in an equitable manner in employee benefits applicable to executive personnel. The employment contract may have an "anti-takeover" effect that could affect a proposed future acquisition of control of the Association after its Conversion.

     The Association has also entered into an employment agreement with Betty Jean Parker, as Treasurer and Chief
Financial Officer. The agreement provides for a term of three years and a change of control payment equal to 299% of Ms.
Parker's base amount of compensation, and is otherwise similar to the employment agreement with Mr. Galligan.

Benefit Plans

     General. First Federal currently provides health care benefits, including medical and disability, subject to certain deductibles and copayments by employees, a retirement plan and group life insurance to its employees.

     Profit Sharing Plan. The Association maintains a Profit Sharing Plan which is a qualified, tax-exempt profit sharing plan with a salary deferred feature under Section 401(k) of the Internal Revenue Code. All employees who have attained age 21 and have completed one year of employment during which they worked at least 1,000 hours are eligible to participate. The Association's contribution to the plan for each plan year is a sum that the Association, by action of the Board of Directors, authorizes in its discretion (so long as the contribution, along with the employee's voluntary contribution for any plan year does not exceed the maximum amount permissible under Section 415(c) of the Code.) Association contributions and plan forfeitures are allocated among plan participants in the proportion that the compensation of each participant bears to the total compensation of all participants.

     Under the plan, participants are permitted to make salary reduction contributions equal to a percentage of up to 10% of compensation. All employee contributions and earnings thereon are fully and immediately vested. If a participant's employment is terminated, voluntarily or involuntarily, for any reason other than death, disability or attainment of the normal retirement age of 65 or later, the participant's interest in the Association contributions vests at the rate of 20% per year beginning after completion of three years of service with full vesting occurring after seven years of service. A participant may withdraw employee after-tax voluntary contributions at any time, but may only withdraw Association contributions (including pre-tax salary reduction contributions) in the event the participant suffers a financial hardship, termination of employment, death, disability, retirement, or the attainment of age 59 1/2.

     Contributions under the plan are invested under a group annuity contract with a life insurance company. Contributions under the group annuity contract are invested in the insurance company's general fund which is made up of fixed income investments such as mortgages and bonds.

     Plan benefits will be paid to each participant as an annuity, in lump sum or installments, at the participant's election. For the fiscal year ended December 31, 1997, the Association did not contribute to the Profit-Sharing Plan.

Indebtedness of Management

     The Association has followed a policy of granting loans, including loans secured by one- to four-family real estate, to officers, directors and employees. All loans by the Association to its directors and executive officers are subject to OTS regulations restricting loan and other transactions with affiliated persons of the Association. Federal law and regulation generally requires that all loans to executive officers and directors be made on substantially the same terms and conditions comparable to those for similar transactions with non-affiliates. However, recent regulations now permit executive officers and directors to receive the same terms through benefit or compensation plans that are widely available to other employees, as long as the director or executive officer is not given preferential treatment compared to the other participating employees. Still, the Association has adopted a policy that loans or extensions of credit to the Association's executive officers and directors are made at the same rates and terms as those offered to the general public. Such loans are approved by a majority of the independent, disinterested directors. Loans to all directors, executive officers, employees and their associates totaled $249,429 at December 31, 1997, which was approximately 7.1% of the Association's equity capital at that date and 5.5% of the Company's stockholders' equity at that date. There were no loans outstanding to any director, executive officer or their affiliates at preferential rates or terms which in the aggregate exceeded $60,000 during the three years ended December 31, 1997. All loans to directors and officers were performing in accordance with their terms at December 31, 1997 and do not in the opinion of management involve more than the normal risk of collectibility or present other unfavorable features.

                          PROPOSAL II -
    RATIFICATION OF THE 1998 STOCK OPTION AND INCENTIVE PLAN

General

     Establishment and implementation of the Stock Option Plan are subject to approval by stockholders and the satisfaction of certain other conditions.

     The 1998 Stock Option and Incentive Plan (the "Stock Option Plan") has been adopted by the Board of Directors of the Company, subject to ratification by stockholders at the Meeting. Pursuant to the Stock Option Plan, 26,450 shares of the Company's Common Stock are reserved for issuance by the Company under the Stock Option Plan. The Company may determine to reacquire shares in the open market for purposes of fulfilling its obligations under the Stock Option Plan, or may alternatively issue additional shares for this purpose. Since stockholders do not have preemptive rights, to the extent the Company issues all shares reserved for issuance under the Stock Option Plan, the interests of current stockholders will be diluted 9.1%.

     The Board of Directors believes that it is appropriate for the Company to adopt a flexible and comprehensive stock option and incentive plan which permits the granting of a variety of long-term incentive awards to directors, advisory directors, officers and employees as a means of enhancing and encouraging the recruitment and retention of those individuals on whom the continued success of the Company most depends. However, because the awards are granted only to persons affiliated with the Company, the adoption of the Stock Option Plan could make it more difficult for a third party to acquire control of the Company and therefore could discourage offers for the Company's stock that may be viewed by the Company's stockholders to be in their best interest. In addition, certain provisions included in the Company's Certificate of Incorporation and Bylaws may discourage potential takeover attempts, particularly those that have not been negotiated directly with the Board of Directors of the Company. Included in the Certificate of Incorporation and Bylaws are provisions (i) limiting the voting power of shares held by persons owning 10% or more of the Common Stock, (ii) requiring a supermajority vote of shareholders for approval of certain business combinations, (iii) establishing a staggered Board of Directors, (iv) permitting special meetings of shareholders to be called only by the Board of Directors and (v) authorizing a class of preferred stock with terms to be established by the Board of Directors. These provisions could prevent the sale or merger of the Company even where a majority of the stockholders approve of such transaction.

     In addition, federal regulations prohibit the beneficial ownership of more than 10% of the stock of a converted savings institution or its holding company without prior approval of the OTS. Federal law and regulations also require OTS approval prior to the acquisition of "control" (as defined in the regulations) of an insured institution, including a holding company thereof. These regulations could have the effect of discouraging takeover attempts of the Company.

     Attached as Appendix A to this Proxy Statement is the complete text of the Stock Option Plan. The principal features of the Stock Option Plan are summarized below.

Principal Features of the Stock Option Plan

     The Stock Option Plan provides for awards in the form of stock options, stock appreciation rights ("SARs") and limited stock appreciation rights ("Limited SARs"). Each award shall be on such terms and conditions, consistent with the Stock Option Plan and applicable OTS Regulations, as the committee administering the Stock Option Plan may determine.

     The term of stock options will not exceed ten years from the date of grant. The Stock Option Committee may grant either "Incentive Stock Options" as defined under Section 422 of the Code or stock options not intended to qualify as such ("non-qualified stock options").

     Shares may be either authorized but unissued shares or reacquired shares held by the Company in its treasury. Any shares subject to an award which expires or is terminated unexercised will again be available for issuance under the Stock Option Plan. Generally, in the discretion of the Board, all or any non-qualified stock options granted under the Stock Option Plan may be transferable by the Participant but only to the persons or classes of persons determined by the Board in any
determination permitting transferability.   No other award or any
right or interest therein is assignable or transferable except under certain limited exceptions set forth in the Stock Option Plan.

     The Stock Option Plan is administered by a committee of the Board (the "Stock Option Committee") consisting of either two or more "non-employee directors" (as defined in the Stock Option
Plan), or the entire Board of Directors. The members of the Stock Option Committee shall be appointed by the Board of Directors of the Company. Currently, the Stock Option Committee is comprised of directors Dr. James D. Sandefur and Leslie A. Smith. Pursuant to the terms of the

Stock Option Plan, any director, advisory director, officer or employee of the Company or its affiliates is eligible to participate in the Stock Option Plan. The Stock Option Committee will determine to whom the awards will be granted under the Stock Option Plan, in what amounts, and the period over which such awards will vest. In granting awards under the Stock Option Plan, the Stock Option Committee considers, among other things, position and years of service, value of the Participant's services to the Company and the Association and the added responsibilities of such individuals as employees, directors and officers of a public company. As of December 31, 1997, there were 5 non-employee directors and 2 employees eligible to participate in the Stock Option Plan.

Stock Options

     In general, stock options will not be exercisable after the expiration of their terms. If a Participant to whom an Option or Right was granted shall cease to maintain Continuous Service for any reason (excluding death, disability, normal retirement or following a change in control of the Association or the Company, and termination of employment by the Corporation or any Affiliate for cause), such Participant may, but only within the period of three months immediately succeeding such cessation of Continuous Service and in no event after the expiration date of such Option or Right, exercise such Option or Right to the extent that such Participant was entitled to exercise such Option or Right at the date of cessation, provided, however, that such right of exercise after cessation of Continuous Service shall not be available to a Participant if the Stock Option Committee otherwise determines and so provides in the applicable instrument or instruments evidencing the grant of such Option or Right. If a Participant to whom an Option or Right was granted shall cease to maintain Continuous Service by reason of death, disability, normal retirement or following a change in control of the Association or the Company then, unless the Committee shall otherwise provide in the instrument evidencing the grant of an Option or Right, all Options and Rights granted and not fully exercisable shall become exercisable in full upon the happening of such an event and shall remain exercisable in the event of death for the period described below and in the event of disability, normal retirement or following a change in control for a period of one year following such date. If the Continuous Service of a Participant to whom an Option or Right was granted by the Company is terminated for cause, all rights under any Option or Right of such Participant shall expire immediately upon the effective date of such termination.

     In the event of the death of a Participant while in the Continuous Service of the Company or an Affiliate or within the one year period referred to above, the person to whom any Option or Right held by the Participant at the time of his death is transferred by will or the laws of descent and distribution, may, but only to the extent such Participant was entitled to exercise such Option or Right immediately prior to his death, exercise such Option or Right at any time within a period of one year succeeding the date of death of such Participant, but in no event later than ten years from the date of grant of such Option or Right. Following the death of any Participant, the Stock Option Committee may, as an alternative means of settlement of an option, elect to pay to the holder an amount of cash equal to the amount by which the market value of the shares covered by the option on the date of exercise exceeds the exercise price, multiplied by the number of shares with respect to which such option is properly exercised. A stock option will automatically terminate and will no longer be exercisable as of the date a Participant is terminated for cause.

     The exercise price for the purchase of shares subject to a stock option at the date of grant may not be less than 100% of the market value of the shares covered by the option on that date. The exercise price must be paid in full in cash or shares of Common Stock, or a combination of both.

     Subject to stockholder approval of the Stock Option Plan, the Committee intends to provide for the grant of a non-qualified stock option to purchase 2,645 shares of Common Stock to each director of the Company, who is not an employee, as of the date of stockholder ratification of the adoption of the Stock Option Plan. It is expected that such options will be awarded with a term of ten years, and vest at the rate of 20% per year generally commencing on the date of stockholder approval of the Stock Option Plan with each additional installment vesting on the four subsequent anniversaries of each date (subject to certain exceptions set forth in the stock option award). The exercise price per share of such options shall be equal to the fair market value of the Common Stock on the date of grant.

Stock Appreciation Rights

     The Stock Option Committee may grant SARs at any time, whether or not the participant then holds stock options, granting the right to receive the excess of the market value of the shares represented by the SARs on the date exercised over the exercise price. SARs generally will be subject to the same terms and conditions and exercisable to the same extent as stock options, as described above. Upon the exercise of a SAR, the participant will receive the amount due in cash or shares, or a combination of both, as determined by the Stock Option Committee. SARs may be related to stock options ("tandem SARs"), in which case the exercise of one will reduce to that extent the number of shares represented by the other. If a SAR is granted with and related to an Incentive Stock Option, the SAR must satisfy all the restrictions and limitations to which the related Incentive Stock Option is subject.

     SARs will require an expense accrual by the Company each year for the appreciation on the SARs which it is anticipated will be exercised. The amount of the accrual is dependent upon whether and the extent to which the SARs are granted and the amount, if any, by which the market value of the SARs exceeds the exercise price.

Limited Stock Appreciation Rights

     Limited SARs will be exercisable only in the event of a change in control of the Association or the Company. The amount paid on exercise of a Limited SAR will be the excess of the market value of the shares on the date of exercise, over the exercise price. Payment upon exercise of a Limited SAR will be in cash, or in the event of a change in control in which pooling accounting treatment is a condition to the transaction, for shares of stock of the Company, or in the event of a merger transaction, for shares of the acquiring corporation or its parent, as applicable.

     Limited SARs may be granted at the time of, and must be related to, the grant of a stock option or SAR. The exercise of one will reduce to that extent the number of shares represented by the other. If a Limited SAR is granted with and related to an Incentive Stock Option the Limited SAR must satisfy all the restrictions and limitations to which the related Incentive Stock Option is subject.

Effect of Adjustments

     Shares as to which awards may be granted under the Stock Option Plan, and shares then subject to awards, will be adjusted by the Stock Option Committee in the event of any merger, consolidation, reorganization, recapitalization, stock dividend, stock split, combination or exchange of shares or other change in the corporate structure of the Company.

     In the case of any merger, consolidation or combination of the Company with or into another thrift holding company or other entity, whereby either the Company is not the continuing thrift holding company or its outstanding shares are converted into or exchanged for securities, cash or other property, or any combination thereof, any Participant to whom a stock option, SAR and Limited SAR has been granted at least six months prior to such event will have the right (subject to the provisions of the Stock Option Plan and any applicable vesting period) upon exercise of the option, SAR or Limited SAR to an amount equal to the excess of fair market value on the date of exercise of the consideration receivable in the merger, consolidation or combination with respect to the shares covered or represented by the stock option, SAR or Limited SAR over the exercise price of the option multiplied by the number of shares with respect to which the option, SAR or Limited SAR has been exercised.

Amendment and Termination

     The Board of Directors of the Company may at any time, amend, suspend or terminate the Stock Option Plan or any portion thereof, provided, however, that no such amendment, suspension or termination shall impair the rights of any Participant, without his consent, in any Award made pursuant to the Plan. Unless previously terminated, the Stock Option Plan shall continue in effect for a term of ten years, after which no further awards may be granted under the Stock Option Plan.

Federal Income Tax Consequences

     Under present federal income tax laws, awards under the Stock Option Plan will have the following consequences:

(1) The grant of an Award, by itself, will neither result in the recognition of taxable income to the Participant nor entitle the Company to a deduction at the time of such grant.

(2) The exercise of a stock option which is an "Incentive Stock Option" within the meaning of Section 422 of the Code will generally not, by itself, result in the recognition of taxable income to the Participant nor entitle the Company to a deduction at the time of such exercise. However, the difference between the exercise price and the fair market value of the option shares on the date of exercise is an item of tax preference which may, in certain situations, trigger the alternative minimum tax. The alternative minimum tax is incurred only when it exceeds the regular income tax. The alternative minimum tax will be payable at the rate of 26% to the first $175,000 of "ordinary income" in excess of $33,750 (single person) or $45,000 (married person filing jointly). This tax applies at a flat rate of 28% of so much of the taxable ordinary income in excess of $175,000. The alternative minimum tax will be payable at a maximum rate of 20%
on net capital gain.   If a taxpayer has alternative minimum
taxable income in excess of $150,000 (married persons filing jointly) or $112,500 (single person), the $45,000 or $33,750 exemptions are reduced by an amount equal to 25% of the amount by which the alternative minimum taxable income of the taxpayer exceeds $150,000 or $112,500, respectively. The Participant will recognize long term capital gain or loss upon the resale of the shares received upon such exercise, provided the Participant holds the shares for more than eighteen months from the date of exercise.

(3) The exercise of a stock option which is not an Incentive Stock Option will result in the recognition of ordinary income by the Participant on the date of exercise in an amount equal to the difference between the exercise price and the fair market value on the date of exercise of the shares acquired pursuant to the stock option.

(4) The exercise of a SAR will result in the recognition of ordinary income by the Participant on the date of exercise in an amount of cash, and/or the fair market value on that date of the shares, acquired pursuant to the exercise.

(5) The Company will be allowed a deduction at the time, and in the amount of, any ordinary income recognized by the Participant under the various circumstances described above, provided that the Company meets its federal withholding tax obligations.

Awards Under the Stock Option Plan

     The following table presents information with respect to the number of awards of options which are intended to be granted under the Stock Option Plan, subject to stockholder approval of the Stock Option Plan, to the Company's Chief Executive Officer, to all executive officers as a group, to directors who are not executive officers of the Company and the Association as a group, and to non-executive employees as a group. All options will be granted at the fair market value on the date of grant.

                        STOCK OPTION PLAN

                                                            Number
Name and Position                        Dollar Value(1)   of Units
-------------------------------------------------------------------


Charles L. Galligan,
 Chief Executive Officer                    $---            6,613
Executive Group (1 person)(2)               $---            2,645
Non-Executive Director Group (5 persons)    $---           13,225
Non-Executive Employee Group (0 persons)    $---            3,968

--------------------------
(1) Any value realized will be the difference between the exercise price and the market value upon exercise. Since the options have not been granted, there is no current value.
(2)  Excluding Mr. Galligan


     Subject to the conditions of the Stock Option Plan described herein, the proposed awards to be made in 1998 described herein will vest in five equal annual installments with the first installment generally vesting on the date of stockholder ratification of the Stock Option Plan.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE
"FOR" THE RATIFICATION OF THE ADOPTION OF THE 1998 STOCK OPTION
AND INCENTIVE PLAN.


                         PROPOSAL III -
       RATIFICATION OF THE RECOGNITION AND RETENTION PLAN

General

     Establishment and implementation of the RRP are subject to approval by stockholders, and the satisfaction of certain other conditions.

     Subject to ratification by stockholders, the Board of Directors of the Company has adopted a Recognition and Retention Plan (the "RRP") as a method of providing key officers and directors with a proprietary interest in the Company in a manner designed to encourage such individuals to remain with the Company. Pursuant to the RRP, restricted stock awards covering 10,580 shares have been reserved for issuance under the RRP.

     Attached as Appendix B to this Proxy Statement is the complete text of the form of the RRP. The principal features of the RRP are summarized below.

Principal Features of the RRP

     The RRP provides for the award of shares of Common Stock ("RRP Shares") subject to the restrictions described below. Each award under the RRP will be made on such terms and conditions, consistent with the RRP, as the RRP Committee administering the RRP shall determine.

     The RRP is administered by a committee of the Board consisting of either (i) at least two "non-employee directors" (as defined in the RRP) or (ii) the entire Board of Directors (the "RRP Committee"), The members of the RRP Committee shall be appointed by the Board of Directors of the Company. Currently, the RRP Committee is comprised of directors Dr. James D. Sandefur and Leslie A. Smith. The RRP Committee will select the recipients and terms of awards pursuant to the RRP. In determining to whom and in what amount to grant awards, the RRP Committee considers the position and responsibilities of eligible employees, the value of their services to the Company and the Association and other factors it deems relevant. Pursuant to the terms of the RRP, any director, advisory director, officer or employee of the Company or its affiliates may be selected by the RRP Committee to participate in the RRP. As of December 31, 1997, there were five non-employee directors and one employee eligible to participate in the RRP.

     The RRP provides that RRP Shares used to fund awards under such plan may be either authorized but unissued shares or issued shares heretofore or hereafter reacquired by the Company in the open market and held as treasury shares. Since stockholders do not have preemptive rights, to the extent the Company utilizes authorized but unissued shares to fund the RRP, the interests of the current stockholders will be diluted by approximately 3.85%.

     Award recipients earn (i.e., become vested in) awards, over a period of time as determined by the RRP Committee, at the time of grant. It is expected that RRP Shares to be awarded in 1998 to directors, officers and employees (including executive officers) will vest in five equal annual installments, with the first installment vesting on the date of shareholder approval, in each case subject to the conditions described below. RRP Shares are subject to forfeiture if the recipient fails to remain in the continuous service (as defined in the RRP) as an employee, officer, director, or advisory director of the Company or the Association for a stipulated period (the "restricted period").

     The RRP Committee may, in its discretion, accelerate the time at which any or all restrictions will lapse, or may remove any or all of the restrictions. In the event a recipient ceases to maintain continuous service with the Company or the Association by reason of normal retirement, death, disability, or a change in control of the Association or the Company, RRP Shares still subject to restrictions will be free of these restrictions and shall not be forfeited. In the event of termination for any other reason, all nonvested shares will be forfeited and returned to the Company. Prior to vesting of the nonvested RRP shares, a recipient will have the right to vote the nonvested RRP Shares which have been awarded to the recipient and will receive any dividends declared on such RRP Shares.

Effect of Adjustments

     Restricted stock awarded under the RRP will be adjusted by the RRP Committee in the event of a reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or other change in corporate structure.

Federal Income Tax Consequences

     Holders of restricted stock will recognize ordinary income on the date that the shares of restricted stock are no longer subject to a substantial risk of forfeiture, in an amount equal to the fair market value of the shares on that date. In certain circumstances, a holder may elect to recognize ordinary income and determine such fair market value on the date of the grant of the restricted stock. Holders of restricted stock will also recognize ordinary income equal to their dividend or dividend equivalent payments when such payments are received. Generally, the amount of income recognized by participants will be a deductible expense for tax purposes by the Association.

Amendment to the RRP

     The Board of Directors of the Company may at any time amend, suspend or terminate the RRP or any portion thereof, provided, however, that no such amendment, suspension or termination shall impair the rights of any award recipient, without his consent, in any award therefore made pursuant to the RRP.

Awards Under the RRP

     The following table presents information with respect to the number of awards of restricted stock which are intended to be granted under the RRP, subject to stockholder approval of the RRP, to the Company's Chief Executive Officer, to all executive officers as a group, to directors who are not executive officers of the Company and the Association as a group and to all non-executive employees as a group. Subject to stockholder ratification of the RRP, the Committee intends to provide for the award of 1,587 shares of restricted stock to each director of the Company who is not also an employee.

                        RECOGNITION AND RETENTION PLAN

                                         Dollar        Shares of
Name and Position                        Value(1)   Restricted Stock
---------------------------------------------------------------------------

Charles L. Galligan,
 Chief Executive Officer                    $ 64,141        2,645
Executive Group (1 person)(2)                    ---          ---
Non-Executive Director Group (5 persons)    $192,424        7,935
Non-Executive Employee Group (0 persons)         ---          ---

________________________
(1) Assumes an aggregate market value of the shares of restricted stock based on the closing sales price of the Company's Common Stock of $24.25 per share on February 23, 1998.
(2)  Excluding Mr. Galligan.


            PROPOSAL IV - RATIFICATION OF APPOINTMENT
                     OF INDEPENDENT AUDITORS

     The Company's independent auditors for the fiscal year ended December 31, 1997 were Kolder, Champagne, Slaven & Rainey, LLC The Company's Board of Directors has reappointed Kolder, Champagne, Slaven & Rainey, LLC to continue as independent auditors for the Company for the fiscal year ending December 31, 1998, subject to ratification of such appointment by the stockholders. Representatives of Kolder, Champagne, Slaven & Rainey, LLC are expected to attend the Meeting. They will be given the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders present at the Meeting.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE
RATIFICATION OF THE APPOINTMENT OF KOLDER, CHAMPAGNE, SLAVEN &
RAINEY, LLC AS THE INDEPENDENT AUDITORS OF THE COMPANY FOR THE
FISCAL YEAR ENDING DECEMBER 31, 1998.


                      STOCKHOLDER PROPOSALS


     In order to be eligible for inclusion in the Company's proxy materials for the next annual meeting of stockholders, any stockholder proposal to take action at such meeting must be received at the Company's office located at 222 South 10th Street, Oakdale, Louisiana 71463 no later than December 1, 1998. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

                          OTHER MATTERS


     The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matter should properly come before the Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

     The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitation by mail, directors, officers and regular employees of the Company and the Association may solicit proxies personally or by telegraph or telephone without additional compensation.


Oakdale, Louisiana
March 30, 1998

                                                       APPENDIX A

                FIRST ALLEN PARISH BANCORP, INC.

              1998 STOCK OPTION AND INCENTIVE PLAN


     1.   Plan Purpose.

          The purpose of the Plan is to promote the long-term interests of the Corporation and its stockholders by providing a means for attracting and retaining directors, advisory directors, directors emeriti, officers and employees of the Corporation and its Affiliates. It is intended that designated Options granted pursuant to the provisions of this Plan to persons employed by the Corporation or its Affiliates will qualify as Incentive Stock Options. Options granted to persons who are not employees will be Non-Qualified Stock Options.

     2.   Definitions.

          The following definitions are applicable to the Plan:

           "Affiliate" - means any "parent corporation" or "subsidiary corporation" of the Corporation, as such terms are defined in Section 424(e) and (f), respectively, of the Code.

          "Award" - means the grant of an Incentive Stock Option, a Non-Qualified Stock Option, a Stock Appreciation Right, a
Limited Stock Appreciation Right, or any combination thereof, as provided in the Plan.

          "Bank" - means First Federal Savings and Loan
Association of Allen Parish and any successor entity.

          "Board" or "Board of Directors"- means the board of directors of the Corporation or its Affiliate, as applicable.

          "Change in Control" of the Bank or the Corporation means a change in control of a nature that: (i) would be required to be reported in response to Item 1(a) of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or (ii) results in a Change in Control of the Bank or the Corporation within the meaning of the Bank Holding Company Act of 1956, as amended ("BHCA"), and applicable rules and regulations promulgated thereunder, as in effect at the time of the Change in Control; or (iii) without limitation such a Change in Control shall be deemed to have occurred at such time as (a) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange
Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 25% or more of the combined voting power of Corporation's outstanding securities except for any securities purchased by the Bank's employee stock ownership plan or trust; or (b) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided, however, that this subsection (b) shall not apply if the Incumbent Board is replaced by the appointment by a Federal banking agency of a conservator or receiver for the Bank and, provided further that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least two-thirds of the directors comprising the Incumbent Board, or whose nomination for election by the Corporation's stockholders was approved by the same nominating committee serving under an Incumbent Board, shall be, for purposes of this clause (b), considered as though he were a member of the Incumbent Board; or (c) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Bank or the Corporation or similar transaction in which the Bank or Corporation is not the surviving institution occurs; or (d) a proxy statement soliciting proxies from stockholders of the Corporation, by someone other than the current management of the Corporation, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Corporation or Bank or similar transaction with one or more corporations as a result of which the outstanding shares of the class of securities then subject to such plan or transaction are to be exchanged for or converted into cash or property or securities not issued by the Bank or Corporation shall be distributed and the requisite number of proxies approving such plan of reorganization, merger or consolidation of the Corporation or Bank are received and voted in favor of such transactions; or (e) a tender offer is made for 25% or more of the outstanding securities of the Bank or Corporation and the shareholders owning beneficially or of record 25% or more of the outstanding securities of the Bank or Corporation have tendered or offered to sell their shares pursuant to such tender offer and such tendered shares have been accepted by the tender offeror.

          "Code" - means the Internal Revenue Code of 1986, as amended.

          "Committee" - means the Committee referred to in
Section 3 hereof.

          "Continuous Service" - means the absence of any interruption or termination of service as a director, advisory director, director emeritus, officer or employee of the Corporation or an Affiliate, except that when used with respect to persons granted an Incentive Option means the absence of any interruption or termination of service as an employee of the Corporation or an Affiliate. Service shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Corporation or in the case of transfers between payroll locations of the Corporation or between the Corporation, its parent, its subsidiaries or its successor. With respect to any advisory director or director emeritus, continuous service shall mean availability to perform such functions as may be required of such persons.

          "Corporation" - means First Allen Parish Bancorp, Inc., a Delaware corporation.

          "Disability" - means the permanent and total inability by reason of mental or physical infirmity, or both, of an employee to perform the work customarily assigned to him. Additionally, a medical doctor selected or approved by the Board must advise the committee that it is either not possible to determine whether such Disability will terminate or that it appears probable that such Disability will be permanent during the remainder of said Participant's lifetime.

          "Employee" - means any person, including an officer or director, who is employed by the Corporation or any Affiliate.

          "ERISA" - means the Employee Retirement Income Security
Act of 1974, as amended.

          "Exercise Price" - means (i) in the case of an Option, the price per Share at which the Shares subject to such Option may be purchased upon exercise of such Option and (ii) in the case of a Right, the price per Share (other than the Market Value per Share on the date of exercise and the Offer Price per Share as defined in Section 10 hereof) which, upon grant, the Committee determines shall be utilized in calculating the aggregate value which a Participant shall be entitled to receive pursuant to Sections 9, 10 or 12 hereof upon exercise of such Right.

          "Incentive Stock Option" - means an option to purchase Shares granted by the Committee pursuant to Section 6 hereof which is subject to the limitations and restrictions of Section 8 hereof and is intended to qualify under Section 422 of the Code.

          "Limited Stock Appreciation Right" - means a stock appreciation right with respect to Shares granted by the Committee pursuant to Sections 6 and 10 hereof.

          "Market Value" - means the average of the high and low quoted sales price on the date in question (or, if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) of a Share on the Composite Tape for the New York Stock Exchange-Listed Stocks, or, if on such date the Shares are not quoted on the Composite Tape, on the New York Stock Exchange, or, if the Shares are not listed or admitted to trading on such Exchange, on the principal United States securities exchange registered under the Securities Exchange Act of 1934 on which the Shares are listed or admitted to trading, or, if the Shares are not listed or admitted to trading on any such exchange, the mean between the closing high bid and low asked quotations with respect to a Share on such date on the NASDAQ System, or any similar system then in use, or, if no such quotations are available, the fair market value on such date of a Share as the Committee shall reasonably determine.

          "Non-Employee Director" - means a Director who (a) is not employed by the Corporation or an Affiliate; (b) does not receive compensation directly or indirectly as a consultant (or in any other capacity than as a director) greater than $60,000;
(c) does not have an interest in a transaction requiring disclosure under Item 404(a) of Regulation

S-K; or (d) is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K.

          "Non-Qualified Stock Option" - means an option to purchase Shares granted by the Committee pursuant to Section 6 hereof to (i) a Director who is not an employee of the Corporation or Affiliate or (ii) to any other Participant and such Option is either (A) not designated by the Committee as an Incentive Stock Option, or (B) fails to satisfy the requirements of an Incentive Stock Option as set forth in Section 422 of the Code and the regulations thereunder.

          "Normal Retirement" means retirement after reaching 65 years of age.

          "Option" - means an Incentive Stock Option or a Non-
Qualified Stock Option.

          "Outside Director" - means a director of the Corporation or an Affiliate who is not an employee of the Corporation or an Affiliate.

          "Participant" - means any director, advisory director, director emeritus, officer or employee of the Corporation or any Affiliate who is selected by the Committee to receive an Award.

          "Plan" - means the 1998 Stock Option and Incentive Plan of the Corporation.

          "Related" - means (i) in the case of a Right, a Right which is granted in connection with, and to the extent exercisable, in whole or in part, in lieu of, an Option or another Right and (ii) in the case of an Option, an Option with respect to which and to the extent a Right is exercisable, in whole or in part, in lieu thereof has been granted.

          "Right" - means a Limited Stock Appreciation Right or a
Stock Appreciation Right.

          "Shares" - means the shares of common stock of the Corporation.

          "Stock Appreciation Right" - means a stock appreciation right with respect to Shares granted by the Committee pursuant to Sections 6 and 9 hereof.

          "Termination for Cause" - means the termination of employment or termination of service on the Board caused by the individual's personal dishonesty, willful misconduct, any breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, or the willful violation of any law, rule or regulation (other than traffic violations or similar offenses), or a final cease-and-desist order, any of which results in material loss to the Corporation or one of its Affiliates.

     3.   Administration.

          The Plan shall be administered by a Committee of the Board consisting of either (i) at least two Non-Employee Directors of the Corporation, or (ii) the entire Board of the Corporation. Except as limited by the express provisions of the Plan, the Committee shall have sole and complete authority and discretion, to (i) select Participants and grant Awards; (ii) determine the number of Shares to be subject to types of Awards generally, as well as to individual Awards granted under the Plan; (iii) determine the terms and conditions upon which Awards shall be granted under the Plan; (iv) describe the form and terms of instruments evidencing such grants; and (v) establish from time to time regulations for the administration of the Plan, interpret the Plan, and make all determinations deemed necessary or advisable for the administration of the Plan.

          A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee without a meeting, shall be acts of the Committee.

     4.   Participation in Committee Awards.

          The Committee may select from time to time Participants in the Plan from those directors, advisory directors, directors emeriti, officers and employees, of the Corporation or its Affiliates who, in the opinion of the Committee, have the capacity for contributing to the successful performance of the Corporation or its Affiliates.

     5.   Shares Subject to Plan.

          Subject to adjustment by the operation of Section 11 hereof, the maximum number of Shares with respect to which Awards may be made under the Plan is 26,450 Shares. The Shares with respect to which Awards may be made under the Plan may be either authorized and unissued shares or issued shares heretofore or hereafter reacquired and held as treasury shares. Shares which are subject to Related Rights and Related Options shall be counted only once in determining whether the maximum number of Shares with respect to which Awards may be granted under the Plan has been exceeded. An Award shall not be considered to have been made under the Plan with respect to any Option or Right which terminates and new Awards may be granted under the Plan with respect to the number of Shares as to which such termination has occurred.

     6.   General Terms and Conditions of Options and Rights.

          The Committee shall have full and complete authority and discretion, except as expressly limited by the Plan, to grant Options and/or Rights and to provide the terms and conditions (which need not be identical among Participants) thereof. In particular, the Committee shall prescribe the following terms and conditions: (i) the Exercise Price of any Option or Right, which shall not be less than the Market Value per Share at the date of grant of such Option or Right, (ii) the number of Shares subject to, and the expiration date of, any Option or Right, which expiration date shall not exceed ten years from the date of grant, (iii) the manner, time and rate (cumulative or otherwise) of exercise of such Option or Right, and (iv) the restrictions, if any, to be placed upon such Option or Right or upon Shares which may be issued upon exercise of such Option or Right.

          Furthermore, at the time of any Award, the Participant shall enter into an agreement with the Corporation in a form specified by the Committee, agreeing to the terms and conditions of the Award and such other matters as the Committee, in its sole discretion, shall determine (the "Option Agreement").

     7.   Exercise of Options or Rights.

          (a) Except as provided herein, an Incentive Stock Option or Related Right granted under the Plan shall be exercisable during the lifetime of the Participant to whom such Incentive Stock Option or Related Right was granted only by such Participant. Except as provided in paragraphs (c) and (d) of this Section 7, no Option or Right may be exercised unless at the time such Participant exercises such Option or Right, such Participant has maintained Continuous Service since the date of grant of such Option or Right.

          (b) To exercise an Option or Right under the Plan, the Participant to whom such Option or Right was granted shall give written notice to the Corporation in form satisfactory to the Committee (and, if partial exercises have been permitted by the Committee, by specifying the number of Shares with respect to which such Participant elects to exercise such Option or Right) together with full payment of the Exercise Price, if any and to the extent required. The date of exercise shall be the date on which such notice is received by the Corporation. Payment, if any is required, shall be made either (I) in cash (including check, bank draft or money order) or (ii) if permitted by the Committee, (A) by delivering Shares already owned by the Participant and having a fair market value equal to the applicable exercise price, such fair market value to be determined in such appropriate manner as may be provided by the Committee or as may be required in order to comply with or to conform to requirements of any applicable laws or regulations,
(B) by delivering a combination of cash and such Shares, or (C) by a "cashless exercise". Upon a cashless exercise, the Participant shall give the Corporation written notice of the exercise of the Option together with an order to a registered broker-dealer or equivalent third party, to sell part or all of the Common Stock subject to the Option and to deliver enough of the proceeds to the Corporation to pay the Option exercise price and any applicable withholding taxes. If the Participant does not sell the Common Stock subject to the Option through a registered broker-dealer or equivalent third party, the Optionee can give the Corporation written notice of the exercise of the Option and the third party purchaser of the Common Stock subject to the Option shall pay the Option exercise price plus applicable withholding taxes to the Corporation.

          (c) If a Participant to whom an Option or Right was granted shall cease to maintain Continuous Service for any reason (excluding death, Disability, Normal Retirement, following a Change in Control, or Termination For Cause), such Participant may, but only within the period of three months immediately succeeding such cessation of Continuous Service and in no event after the expiration date of such Option or Right, exercise such Option or Right to the extent that such Participant was entitled to exercise such Option or Right at the date of such cessation, provided, however, that such right of exercise shall not be available to a Participant if the Committee otherwise determines and so provides in the applicable instrument or instruments evidencing the grant of such Option or Right. If a Participant to whom an Option or Right was granted shall cease to maintain Continuous Service by reason of death, Disability, Normal Retirement or following a Change in Control, then, unless the Committee shall have otherwise provided in the instrument evidencing the grant of an Option or Right, all Options and Rights granted, whether or not fully exercisable, shall become exercisable in full upon the happening of such event and shall remain so exercisable for a period of one year following the date of his cessation of Continuous Service, provided, however, that any such Option shall not be eligible for treatment as an Incentive Stock Option in the event such Option is exercised more than three months following the date of his Normal Retirement or Change in Control; and provided further, that no Option shall be eligible for treatment as an Incentive Stock Option in the event such Option is exercised more than one year following cessation of Continuous Service due to Disability and provided further, in order to obtain Incentive Stock Option treatment for Options exercised by heirs or devisees of an Optionee, the Optionee's death must have occurred while employed or within three (3) months of termination of employment. In no event shall the exercise period extend beyond the expiration of the Incentive Stock Option term. If the Continuous Service of a Participant to whom an Option or Right was granted by the Corporation is terminated in a Termination for Cause, all rights under any Option or Right of such Participant shall expire immediately upon the effective date of such termination.

          (d) In the event of the death of a Participant while in the Continuous Service of the Corporation or an Affiliate or within the one-year period referred to in paragraph (c) of this
Section 7, the person to whom any Option or Right held by the Participant at the time of his death is transferred by will or the laws of descent and distribution, may, but only to the extent such Participant was entitled to exercise such Option or Right immediately prior to his death, exercise such Option or Right at any time within a period of one year succeeding the date of death of such Participant, but in no event later than ten years from the date of grant of such Option or Right. Following the death of any Participant to whom an Option was granted under the Plan, irrespective of whether any Related Right shall have theretofore been granted to the Participant or whether the person entitled to exercise such Related Right desires to do so, the Committee may, as an alternative means of settlement of such Option, elect to pay to the person to whom such Option is transferred by will or by the laws of descent and distribution, the amount by which the Market Value per Share on the date of exercise of such Option shall exceed the Exercise Price of such Option, multiplied by the number of Shares with respect to which such Option is properly exercised. Any such settlement of an Option shall be considered an exercise of such Option for all purposes of the Plan.

          (e)  Notwithstanding the provisions of subparagraphs
(c) and (d) above, the Committee may, in its sole discretion, establish different terms and conditions pertaining to the effect of termination to the extent permitted by applicable federal and state law.

     8.   Incentive Stock Options.

          Incentive Stock Options may be granted only to Participants who are Employees. Any provision of the Plan to the contrary notwithstanding, (i) no Incentive Stock Option shall be granted more than ten years from the date the Plan is adopted by the Board of Directors of the Corporation and no Incentive Stock Option shall be exercisable more than ten years from the date such Incentive Stock Option is granted, (ii) the Exercise Price of any Incentive Stock Option shall not be less than the Market Value per Share on the date such Incentive Stock Option is granted, (iii) any Incentive Stock Option shall not be transferable by the Participant to whom such Incentive Stock Option is granted other than by will or the laws of descent and distribution, and shall be exercisable during such Participant's lifetime only by such Participant, (iv) no Incentive Stock Option shall be granted to any individual who, at the time such Incentive Stock Option is granted, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Corporation or any Affiliate unless the Exercise Price of such Incentive Stock Option is at least 110 percent of the Market Value per Share at the date of grant and such Incentive Stock Option is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted, and (v) the aggregate Market Value (determined as of the time any Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by a Participant in any calendar year shall not exceed $100,000. In the event paragraph (v) hereof is exceeded, the first $100,000 of Incentive Stock Options (determined as of the date of grant) shall be exercisable as Incentive Stock Options and any excess shall be exercisable as Non-Qualified Stock Options, but shall remain subject to the provisions of this Section 8 to the extent permitted.

     9.   Stock Appreciation Rights.

          A Stock Appreciation Right shall, upon its exercise, entitle the Participant to whom such Stock Appreciation Right was granted to receive a number of Shares or cash or combination thereof, as the Committee in its discretion shall determine, the aggregate value of which (i.e., the sum of the amount of cash and/or Market Value of such Shares on date of exercise) shall equal (as nearly as possible, it being understood that the Corporation shall not issue any fractional shares) the amount by which the Market Value per Share on the date of such exercise shall exceed the Exercise Price of such Stock Appreciation Right, multiplied by the number of Shares with respect of which such Stock Appreciation Right shall have been exercised. A Stock Appreciation Right may be Related to an Option or may be granted independently of any Option as the Committee shall from time to time in each case determine. At the time of grant of an Option the Committee shall determine whether and to what extent a Related Stock Appreciation Right shall be granted with respect thereto; provided, however, and notwithstanding any other provision of the Plan, that if the Related Option is an Incentive Stock Option, the Related Stock Appreciation Right shall satisfy all the restrictions and limitations of Section 8 hereof as if such Related Stock Appreciation Right were an Incentive Stock Option and as if other rights which are Related to Incentive Stock Options were Incentive Stock Options. In the case of a Related Option, such Related Option shall cease to be exercisable to the extent of the Shares with respect to which the Related Stock Appreciation Right was exercised. Upon the exercise or termination of a Related Option, any Related Stock Appreciation Right shall terminate to the extent of the Shares with respect to which the Related Option was exercised or terminated.

     10.  Limited Stock Appreciation Rights.

          At the time of grant of an Option or Stock Appreciation Right to any Participant, the Committee shall have full and complete authority and discretion to also grant to such Participant a Limited Stock Appreciation Right which is Related to such Option or Stock Appreciation Right; provided, however and notwithstanding any other provision of the Plan, that if the Related Option is an Incentive Stock Option, the Related Limited Stock Appreciation Right shall satisfy all the restrictions and limitations of Section 8 hereof as if such Related Limited Stock Appreciation Right were an Incentive Stock Option and as if all other Rights which are Related to Incentive Stock Options were Incentive Stock Options. In no event shall a Limited Stock Appreciation Right be exercisable in whole or in part before the expiration of six months from the date of grant of the Limited Rights. A Limited Right may be exercised only in the event of a Change in Control of the Corporation.

          A Limited Stock Appreciation Right shall, upon its exercise, entitle the Participant to whom such Limited Stock Appreciation Right was granted to receive an amount of cash equal to the amount by which the Market Value on the date of such exercise, as shall have been provided by the Committee in its discretion at the time of grant, shall exceed the Exercise Price of such Limited Stock Appreciation Right, multiplied by the number of Shares with respect to which such Limited Stock Appreciation Right shall have been exercised. Upon the exercise of a Limited Stock Appreciation Right, any Related Option and/or Related Stock Appreciation Right shall cease to be exercisable to the extent of the Shares with respect to which such Limited Stock Appreciation Right was exercised. Upon the exercise or termination of a Related Option or Related Stock Appreciation Right, any Related Limited Stock Appreciation Right shall terminate to the extent of the Shares with respect to which such Related Option or Related Stock Appreciation Right was exercised or terminated. In the event of a Change in Control in which pooling accounting treatment is a condition to the transaction, the Limited Right shall be exercised solely for shares of stock of the Corporation, or in the event of a merger transaction, for shares of the acquiring corporation or its parent, as applicable. The number of shares to be received on the exercise of such Limited Right shall be determined by dividing the amount of cash that would have been available under the first sentence above by the Market Value at the time of exercise of the shares underlying the Option subject to the Limited Right.

     11.  Adjustments Upon Changes in Capitalization.

          In the event of any change in the outstanding Shares subsequent to the effective date of the Plan by reason of any reorganization, recapitalization, stock split, stock dividend, pro rata return of capital to all shareholders, combination or exchange of shares, or any merger, consolidation or any change in the corporate structure or Shares of the Corporation, without receipt or payment of consideration by the Corporation, the maximum aggregate number and class of shares as to which Awards may be granted under the Plan and the number, class and exercise price of shares with respect to which Awards have been granted under the Plan shall be appropriately adjusted by the Committee, whose determination shall be conclusive; provided, however, that no such adjustments may be made which will change materially the value of benefits available to a Participant under a previously granted Award. With respect to Incentive Stock Options, no such adjustment shall be made if it would be deemed a "modification" of the Award under Section 424 of the Code.

     12.  Effect of Merger.

          In the event of any merger, consolidation or combination of the Corporation (other than a merger, consolidation or combination in which the Corporation is the continuing entity and which does not result in the outstanding Shares being converted into or exchanged for different securities, cash or other property, or any combination thereof) pursuant to a plan or agreement the terms of which are binding upon all stockholders of the Corporation (except to the extent that dissenting stockholders may be entitled, under statutory provisions or provisions contained in the certificate of incorporation, to receive the appraised or fair value of their holdings), any Participant to whom an Option or Right has been granted at least six months prior to such event shall have the right (subject to the provisions of the Plan and any limitation or vesting period applicable to such Option or Right), thereafter and during the term of each such Option or Right, to receive upon exercise of any such Option or Right an amount equal to the excess of the fair market value on the date of such exercise of the securities, cash or other property, or combination thereof, receivable upon such merger, consolidation or combination in respect of a Share over the Exercise Price of such Right or Option, multiplied by the number of Shares with respect to which such Option or Right shall have been exercised. Such amount may be payable fully in cash, fully in one or more of the kind or kinds of property payable in such merger, consolidation or combination, or partly in cash and partly in one or more of such kind or kinds of property, all in the discretion of the Committee.

     13.  Assignments and Transfers.

          No Award of Incentive Stock Options nor any right or interest of a Participant under the Plan in any instrument evidencing any Award of Incentive Stock Options under the Plan may be assigned, encumbered or transferred except, in the event of the death of a Participant, by will or the laws of descent and distribution. In the discretion of the Board, all or any Non-Qualified Stock Options granted hereunder may be transferable by the

Participant, provided, however, that the Board may limit the transferability of such Option or Options to a designated class or classes of persons.

     14.  Employee Rights Under the Plan.

          No director, officer or employee shall have a right to be selected as a Participant nor, having been so selected, to be selected again as a Participant and no director, officer, employee or other person shall have any claim or right to be granted an Award under the Plan or under any other incentive or similar plan of the Corporation or any Affiliate. Neither the Plan nor any action taken thereunder shall be construed as giving any employee any right to be retained in the employ of the Corporation or any Affiliate.

     15.  Delivery and Registration of Stock.

          The Corporation's obligation to deliver Shares with respect to an Award shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Participant to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of the Securities Act of 1933 or any other Federal, state or local securities legislation or regulation. It may be provided that any representation requirement shall become inoperative upon a registration of the Shares or other action eliminating the necessity of such representation under such Securities Act or other securities legislation. The Corporation shall not be required to deliver any Shares under the Plan prior to (I) the admission of such shares to listing on any stock exchange or other system on which Shares may then be listed, and (ii) the completion of such registration or other qualification of such Shares under any state or Federal law, rule or regulation, as the Committee shall determine to be necessary or advisable.

          This Plan is intended to comply with Rule 16b-3 under the Securities Exchange Act of 1934. Any provision of the Plan which is inconsistent with said Rule shall, to the extent of such inconsistency, be inoperative and shall not affect the validity of the remaining provisions of the Plan.

     16.  Withholding Tax.

          The Corporation shall have the right to deduct from all amounts paid in cash with respect to the exercise of a Right under the Plan any taxes required by law to be withheld with respect to such cash payments. Where a Participant or other person is entitled to receive Shares pursuant to the exercise of an Option or Right pursuant to the Plan, the Corporation shall have the right to require the Participant or such other person to pay the Corporation the amount of any taxes which the Corporation is required to withhold with respect to such Shares, and may, in its sole discretion, withhold sufficient Shares to cover the amount of taxes which the Corporation is required to withhold.

     17.  Amendment or Termination.

          The Board of Directors of the Corporation may amend, suspend or terminate the Plan or any portion thereof at any time, provided, however, that no such amendment, suspension or termination shall impair the rights of any Participant, without his consent, in any Award made pursuant to the Plan. Any amendment or modification of the Plan or an outstanding Award under the Plan, including but not limited to the acceleration of vesting of an outstanding Award for reasons other than death, Disability, Normal Retirement or a Change in Control, shall be approved by the Committee or the full Board of the Corporation.

     18.  Effective Date and Term of Plan.

          The Plan shall become effective upon its ratification by stockholders of the Corporation. It shall continue in effect for a term of ten years unless sooner terminated under Section 17 hereof.

                                                       APPENDIX B

                FIRST ALLEN PARISH BANCORP, INC.

                 RECOGNITION AND RETENTION PLAN


1.   Plan Purpose.

     The purpose of the Plan is to promote the long-term interests of the Corporation and its stockholders by providing a means for attracting and retaining directors, advisory directors and officers of the Corporation and its Affiliates.

2.   Definitions.

     The following definitions are applicable to the Plan:

     "Award" - means the grant by the Committee of Restricted
Stock, as provided in the Plan.

     "Affiliate" - means any "parent corporation" or "subsidiary corporation" of the Corporation, as such terms are defined in
Section 424(e) and (f), respectively, of the Code.

     "Bank" - means First Federal Savings and Loan Association of
Allen Parish, a capital stock savings institution and its predecessors and successors.

     "Board" or "Board of Directors" - means the board of directors of the Corporation or its Affiliate, as applicable.

     "Change in Control" of the Bank or the Corporation means a change in control of a nature that: (I) would be required to be reported in response to Item 1(a) of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or (ii) results in a Change in Control of the Bank or the Corporation within the meaning of the Bank Holding Company Act of 1956, as amended ("BHCA"), and applicable rules and regulations promulgated thereunder, as in effect at the time of the Change in Control; or (iii) without limitation such a Change in Control shall be deemed to have occurred at such time as (a) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange
Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 25% or more of the combined voting power of Corporation's outstanding securities except for any securities purchased by the Bank's employee stock ownership plan or trust; or (b) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided, however, that this subsection (b) shall not apply if the Incumbent Board is replaced by the appointment by a Federal banking agency of a conservator or receiver for the Bank and, provided further that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least two-thirds of the directors comprising the Incumbent Board, or whose nomination for election by the Corporation's stockholders was approved by the same nominating committee serving under an Incumbent Board, shall be, for purposes of this clause (b), considered as though he were a member of the Incumbent Board; or (c) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Bank or the Corporation or similar transaction in which the Bank or Corporation is not the surviving institution occurs; or (d) a proxy statement soliciting proxies from stockholders of the Corporation, by someone other than the current management of the Corporation, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Corporation or Bank or similar transaction with one or more corporations as a result of which the outstanding shares of the class of securities then subject to such plan or transaction are to be exchanged for or converted into cash or property or securities not issued by the Bank or Corporation shall be distributed and the requisite number of proxies approving such plan of reorganization, merger or consolidation of the Corporation or Bank are received and voted in favor of such transactions; or (e) a tender offer is made for 25% or more of the outstanding securities of the Bank or Corporation and the shareholders owning beneficially or of record 25% or more of the outstanding securities of the Bank or Corporation have tendered or offered to sell their shares pursuant to such tender offer and such tendered shares have been accepted by the tender offeror.

     "Code" - means the Internal Revenue Code of 1986, as amended.

     "Committee" - means the Committee referred to in Section 6 hereof.

     "Continuous Service" - means the absence of any interruption or termination of service as a director, advisory director, director emeritus, officer or employee of the Corporation or any Affiliate. Service shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Corporation or any Affiliate or in the case of transfers between payroll locations of the Corporation or between the Corporation, its subsidiaries or its successor. With respect to any advisory director or director emeritus, continuous service shall mean availability to perform such functions as may be required of such persons.

     "Corporation" - means First Allen Parish Bancorp, Inc., a
Delaware corporation.

     "Disability" - means the permanent and total inability by reason of mental or physical infirmity, or both, of an employee to perform the work customarily assigned to him. Additionally, a medical doctor selected or approved by the Board must advise the committee that it is either not possible to determine whether such Disability will terminate or that it appears probable that such Disability will be permanent during the remainder of said Participant's lifetime.

     "ERISA" - means the Employee Retirement Income Security Act of 1974, as amended.

     "Non-Employee Director" - means a director who (a) is not employed by the Company or an Affiliate; (b) does not receive compensation directly or indirectly as a consultant (or in any other capacity than as a director) greater than $60,000; (c) does not have an interest in a transaction requiring disclosure under
Item 404(a) of Regulation S-K; or (d) is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K.

     "Normal Retirement" means retirement after reaching 65 years of age.

     "Outside Director" - means a director of the Corporation or an Affiliate who is not an employee of the Corporation or an Affiliate.

     "Participant" - means any director, advisory director, director emeritus, officer or employee of the Corporation or any Affiliate who is selected by the Committee to receive an Award.

     "Plan" - means the Recognition and Retention Plan of the Corporation.

     "Restricted Period" - means the period of time selected by the Committee for the purpose of determining when restrictions are in effect under Section 3 hereof with respect to Restricted
Stock awarded under the Plan.

     "Restricted Stock" - means Shares which have been contingently awarded to a Participant by the Committee subject to the restrictions referred to in Section 3 hereof, so long as such restrictions are in effect.

     "Shares" - means the common stock, par value $0.01 per share, of the Corporation.

3.   Terms and Conditions of Restricted Stock.

      The Committee shall have full and complete authority, subject to the limitations of the Plan, to grant awards of Restricted Stock and, in addition to the terms and conditions contained in paragraphs (a) through (f) of this Section 3, to provide such other terms and conditions (which need not be identical among Participants) in respect of such Awards, and the vesting thereof, as the Committee shall determine.

     (a) At the time of an award of Restricted Stock, the Committee shall establish for each Participant a Restricted Period during which or at the expiration of which, as the Committee shall determine and provide in the agreement referred to in paragraph (d) of this Section 3, the Shares awarded as Restricted Stock shall vest, and subject to any such other terms and conditions as the Committee shall provide, shares of Restricted Stock may not be sold, assigned, transferred, pledged, voted or otherwise encumbered by the Participant, except as hereinafter provided, during the Restricted Period. Except for such restrictions, and subject to paragraphs (c) and (e) of this
Section 3 and Section 4 hereof, the Participant as owner of such
shares shall have all the rights of a stockholder.   The
Committee shall have the authority, in its discretion, to accelerate the time at which any or all of the restrictions shall lapse with respect thereto, or to remove any or all of such restrictions, whenever it may determine that such action is appropriate by reason of changes in applicable tax or other laws or other changes in circumstances occurring after the commencement of such Restricted Period.

     (b) If a Participant ceases to maintain Continuous Service for any reason (other than death, Disability, Normal Retirement, or following a Change in Control), all Shares of Restricted Stock awarded to such Participant and which at the time of such termination of Continuous Service are subject to the restrictions imposed by paragraph (a) of this Section 3 shall upon such termination of Continuous Service be forfeited and returned to the Corporation. If a Participant ceases to maintain Continuous Service by reason of death, Disability, Normal Retirement, or following a Change in Control, Restricted Stock then still subject to restrictions imposed by paragraph (a) of this Section 3 will be free of those restrictions and shall be immediately vested.

     (c) Each certificate in respect of Shares of Restricted Stock awarded under the Plan shall be registered in the name of the Participant or in the name of the Plan on behalf of the Participant and deposited by the Participant, together with a stock power endorsed in blank, with the Corporation and shall bear the following (or a similar) legend:

          "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) contained in the Recognition and Retention Plan of First Allen Parish Bancorp, Inc. Copies of such Plan are on file in the office of the Secretary of First Allen Parish Bancorp, Inc., 222 South 10th Street, Oakdale, Louisiana 71463."

     (d) At the time of any Award, the Participant shall enter into an agreement with the Corporation in a form specified by the Committee, agreeing to the terms and conditions of the Award and such other matters as the Committee, in its sole discretion, shall determine (the "Restricted Stock Agreement").

     (e) After an Award has been granted but before such Award has been earned, the Participant shall receive any cash dividends paid with respect to such shares, or shall share in any pro-rata return of capital to all shareholders with respect to the Common Stock. Stock dividends declared by the Corporation and paid on Awards that have not yet been earned shall be subject to the same restrictions as the Restricted Stock and the certificate(s) or other instruments representing or evidencing such shares shall be legended in the manner provided in paragraph 3(c) and shall be delivered to the Escrow Agent for distribution to the Participant when the Restricted Stock upon which such dividends were paid are earned. Unless the Participant has made an election under Section 83(b) of the Code, cash dividends or other amounts so paid on shares that have not yet been earned by the Participant shall be treated as compensation income to the Participant when paid. If dividends are paid with respect to shares of Restricted Stock under the Plan that have been issued but not awarded, or that have been forfeited and returned to the Corporation or to a trust established to hold issued and unawarded or forfeited shares, the Committee can determine to award such dividends to any Participant or Participants under the Plan, to any other employee or director of the Corporation or the Bank, or can return such dividends to the Corporation.

     (f)  After an Award has been granted, the Participant as
conditional owner of the Restricted Stock shall        have the
right to vote such shares.

     (g) At the expiration of the restrictions imposed by paragraph (a) of this Section 3, the Corporation shall redeliver to the Participant (or where the relevant provision of paragraph
(b) of this Section 3 applies in the case of a deceased Participant, to his legal representative, beneficiary or heir) the certificate(s) and stock power deposited with it pursuant to paragraph (c) of this Section 3 and the Shares represented by such certificate(s) shall be free of the restrictions referred to in paragraph (a) of this Section 3.

4.   Adjustments Upon Changes in Capitalization.

     In the event of any change in the outstanding Shares subsequent to the effective date of the Plan by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, or any merger, consolidation or any change in the corporate structure or Shares of the Corporation, without receipt or payment of consideration of the Corporation, the maximum aggregate number and class of shares as to which Awards may be granted under the Plan and the number and class of shares with respect to which Awards theretofore have been granted under the Plan shall be appropriately adjusted by the Committee, whose determination shall be conclusive. Any shares of stock or other securities received, as a result of any of the foregoing, by a Participant with respect to Restricted Stock shall be subject to the same restrictions and the certificate(s) or other instruments representing or evidencing such shares or securities shall be legended and deposited with the Corporation in the manner provided in Section 3 hereof.

5.   Assignments and Transfers.

      No Award nor any right or interest of a Participant under the Plan in any instrument evidencing any Award under the Plan may be assigned, encumbered or transferred except, in the event of the death of a Participant, by will or the laws of descent and distribution or pursuant to a domestic relations order as defined in the Code or Title I of ERISA or the rules thereunder.

6.   Administration.

     The Plan shall be administered by a Committee of the Board consisting of either (i) at least two Non-Employee Directors of the Corporation, or (ii) the entire Board of the Corporation. Except as limited by the express provisions of the Plan, the Committee shall have sole and complete authority and discretion, to (i) select Participants and grant Awards; (ii) determine the number of shares to be subject to types of Awards generally, as well as to individual Awards granted under the Plan; (iii) determine the terms and conditions upon which Awards shall be granted under the Plan; (iv) prescribe the form and terms of instruments evidencing such grants; and (v) establish from time to time regulations for the administration of the Plan, interpret the Plan, and make all determinations deemed necessary or advisable for the administration of the Plan.

     A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee without a meeting, shall be acts of the Committee.

7.   Shares Subject to Plan.

     Subject to adjustment by the operation of Section 4 hereof, the maximum number of Shares with respect to which Awards may be made under the Plan is 10,580. The shares with respect to which Awards may be made under the Plan may be either authorized and unissued shares or issued shares reacquired and held as treasury shares. An Award shall not be considered to have been made under the Plan with respect to Restricted Stock which is forfeited and new Awards may be granted under the Plan with respect to the number of Shares as to which such forfeiture has occurred.

8.   Employee Rights Under the Plan.

     No director, officer or employee shall have a right to be selected as a Participant nor, having been so selected, to be selected again as a Participant and no director, officer, employee or other person shall have any claim or right to be granted an Award under the Plan or under any other incentive or similar plan of the Corporation or any Affiliate. Neither the Plan nor any action taken thereunder shall be construed as giving any employee any right to be retained in the employ of the Corporation, the Bank or any Affiliate.

9.   Withholding Tax.

     Upon the termination of the Restricted Period with respect to any shares of Restricted Stock (or at any such earlier time, if any, that an election is made by the Participant under Section 83(b) of the Code, or any successor provision thereto, to include the value of such shares in taxable income), the Corporation may withhold from any payment or distribution made under this Plan sufficient Shares or may withhold or cause to be paid by Participant sufficient cash to cover any applicable withholding and employment taxes. The Corporation shall have the right to deduct from all dividends paid with respect to shares of Restricted Stock the amount of any taxes which the Corporation is required to withhold with respect to such dividend payments. No discretion or choice shall be conferred upon any Participant with respect to the form, timing or method of any such tax withholding.

10.  Amendment or Termination.

     The Board of Directors of the Corporation may amend, suspend or terminate the Plan or any portion thereof at any time, provided, however, that no such amendment, suspension or termination shall impair the rights of any Participant, without his consent, in any Award theretofore made pursuant to the Plan. Any amendment or modification of the Plan or an outstanding Award under the Plan, including but not limited to the acceleration of vesting of an outstanding Award for reasons other than death, Disability, Normal Retirement, or termination following a Change in Control, shall be approved by the Committee or the full Board of the Corporation.

11.  Term of Plan.

     The Plan shall become effective upon its ratification by stockholders of the Corporation. It shall continue in effect until the earlier of (i) ten years unless sooner terminated under
Section 10 hereof, or (ii) the date on which all shares of common stock available for award hereunder have vested in the recipients of such Awards.

                FIRST ALLEN PARISH BANCORP, INC.

                 ANNUAL MEETING OF STOCKHOLDERS
                        April 30, 1998

     The undersigned hereby appoints Dr. James D. Sandefur and James E. Riley, with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of capital stock of First Allen Parish Bancorp, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting") to be held at the Company's main office, located at 222 South 10th Street, Oakdale, Louisiana, on April 30, 1998 at 2:00 p.m., Oakdale, Louisiana time and at any and all adjournments and postponements thereof.

1.   The election as directors of all nominees listed below
(except as marked to the contrary):

               /  / FOR                 /  / VOTE WITHHELD

     INSTRUCTION:   To withhold your vote for any individual
                    nominee, strike a line in that nominee's name below.

     JESSE BOYD, JR.                    JAMES E. RILEY

2. The ratification of the appointment of the 1998 Stock Option and Incentive Plan.

          /  / FOR       /  / AGAINST        /  / VOTE WITHHELD

3. The ratification of the adoption of the Recognition and Retention Plan.

          /  / FOR       /  / AGAINST        /  / VOTE WITHHELD

4. The ratification of the appointment of Kolder, Champagne, Slaven & Rainey, LLC as auditors for the Company for the fiscal year ending December 31, 1998.

     In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournment or postponement thereof.

     THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSAL AND EACH OF THE NOMINEES LISTED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

   The Board of Directors recommends a vote "FOR" the proposal and the election of the nominees listed above.


                     (Continued and to be SIGNED on Reverse Side)

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     Should the undersigned be present and choose to vote at the Meeting or at any adjournments or postponements thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of such attorneys or proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by filing a written notice of revocation with the Secretary of the Company or by duly executing a proxy bearing a later date.

     The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of notice of the Meeting, a Proxy
Statement and an Annual Report to Stockholders.



Dated:  -----------, 1998     -----------------------------------
                              Signature of Stockholder
                              Please sign exactly as your name(s)
                              appear(s) to the left.  When
                              signing as attorney, executor,
                              administrator, trustee or guardian,
                              please give your full title.  If
                              shares are held jointly, each
                              holder should sign.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE
ENCLOSED POSTAGE-PAID ENVELOPE